                         SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C. 20549


                                     FORM 8-K


                  Current Report Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934


                   Date of Report (Date of earliest event reported)

                                 August 28, 2000


                               LARSCOM INCORPORATED
                         -------------------------------
              (Exact name of Registrant as specified in its charter)


                                     Delaware
                           ----------------------------
                   (State or other jurisdiction of incorporation)



          001-12491                                  94-2362692
     ---------------------               ------------------------------------
     (Commission File No.)               (IRS Employer Identification Number)


                              1845 McCandless Drive
                            Milpitas, California 95035
                           ----------------------------
                     (Address of principal executive offices)


                                 (408) 941-4000
               ----------------------------------------------------
               (Registrant's telephone number, including area code)


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ITEM 5.   OTHER EVENTS

     Jeffrey W. Reedy, Vice President of Engineering, has resigned as an officer and employee effective September 5, 2000 to pursue other interests. John Teeter has been promoted to Vice President of Engineering for the Milpitas, CA Facility and Blake Johnson has been promoted to Vice President of Engineering for the Research Triangle Park, NC Facility. Both Mr. Teeter and Mr. Johnson will report to Robert Coackley, President and Chief Executive Officer, for an interim period while a search for a replacement for Mr. Reedy is being conducted.



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 28, 2000               LARSCOM INCORPORATED



                                      By:      /s/ Donald W. Morgan
                                         ------------------------------------
                                         Donald W. Morgan
                                         Vice President and Chief Financial
                                         Officer